UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3372

GENERAL MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 02/28(9)

Date of reporting period: 08/31/04

FORM N-CSR
Item 1.	Reports to Stockholders.

General Municipal Bond Fund, Inc.

SEMIANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

General Municipal
Bond Fund, Inc.	The	Fund

This semiannual report for General Municipal Bond Fund, Inc. covers the six-month period from March 1, 2004, through August 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager,W. Michael Petty.

The U.S. economy alternated between signs of strength and weakness during the reporting period, causing heightened volatility in the municipal bond market. In addition, although the Federal Reserve Board twice raised short-term interest rates during the second half of the reporting period, municipal bond prices generally held up better than many analysts expected, as investors apparently have revised their economic expectations in response to the situation in Iraq, higher energy prices and rising interest rates.

Recent market volatility and the move to a less accommodative monetary policy may be signaling the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation

September 15, 2004

2

DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did General Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended August 31, 2004, the fund achieved a 0.26% total return.1The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a 0.55% total return for the same period.2 In addition, the average total return for all funds reported in the Lipper General Municipal Debt Funds category was 0.00% over the reporting period.3

Although investors’ concerns regarding potentially higher interest rates caused heightened market volatility during the reporting period, municipal bond prices ended the reporting period only slightly lower than where they began. The fund produced a higher return than the Lipper category average, primarily because of relatively high levels of income from the fund’s longstanding, core holdings as well as strong results from some of its lower-rated bonds. However, the fund produced a lower return than that of its benchmark, primarily because the Index does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund’s goal is to maximize income exempt from federal income tax to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund will invest at least 65% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 35% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.The portfolio manager focuses on bonds with the potential to offer attractive current income,typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, municipal bond prices were rising gradually amid persistently weak labor markets and low inflation. In early April, however, evidence of stronger job growth and rising energy prices rekindled investors’ inflation-related concerns, causing municipal bond prices to fall sharply.These concerns eased during the summer when new economic data suggested that higher energy prices and war-related concerns were constraining economic growth, and municipal bonds generally erased most of their previous losses.

Despite recent signs of potential economic weakness, better business conditions have benefited tax revenues for many states and municipalities, relieving some of the fiscal pressures that arose during the economic downturn. In addition, some states have bridged their budget gaps with higher taxes and fees. As a result, the supply of newly issued municipal bonds has fallen compared to the same period one year earlier, putting downward pressure on yields.

In this volatile market environment, we have maintained what we considered to be a relatively cautious investment posture, keeping the fund’s average duration within a range we consider to be in line with industry

4

averages. However, low interest rates and the relatively limited supply of new tax-exempt securities have made it difficult to reduce the fund’s average duration further. When purchasing new securities, we have focused on premium-priced bonds that are priced to reflect their likely redemption on their first available “call” dates. Historically, securities with these characteristics have held more of their value during market declines.When opportunities to do so arose, we also have attempted to increase the fund’s level of diversification across regions, issuers and maturities, a strategy designed to manage risks more effectively.

What is the fund’s current strategy?

As was widely expected, the Federal Reserve Board (the “Fed”) raised short-term interest rates a total of 50 basis points in two moves during the summer of 2004. Now that the Fed apparently is moving toward a less accommodative monetary policy, we have continued to maintain a generally neutral average duration. At the same time, however, we have begun to explore opportunities among lower-rated bonds that, in our analysis, appear to be undervalued. In our view, these strategies strike an appropriate balance between confronting the challenges and seizing the opportunities of a changing market environment.

September 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. However, the bonds in the Index generally are not insured. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3 SOURCE: Lipper Inc.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES(Unaudited )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in General Municipal Bond Fund, Inc. from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 4.39
Ending value (after expenses)	$1,002.60

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited )

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2004

Expenses paid per $1,000 †	$ 4.43
Ending value (after expenses)	$1,020.82

+ Expenses are equal to the fund’s annualized expense ratio of .88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31 , 2004 (Unaudited )

	Principal
Long-Term Municipal Investments—96.8%	Amount ($)	Value ($)

Alabama—2.8%
Jefferson County, Sewer Revenue:
5.25%, 2/1/2023 (Insured; FGIC)
(Prerefunded 8/1/2012)	2,055,000 [a]	2,330,288
5.125%, 2/1/2039 (Insured; FGIC)
(Prerefunded 2/1/2009)	4,000,000 [a]	4,431,640
5%, 2/1/2042 (Insured; FGIC)
(Prerefunded 8/1/2012)	3,030,000 [a]	3,383,540
Arizona—.9%
Arizona School Facilities Board, State School
Improvement Revenue 5.25%, 7/1/2020	2,500,000	2,731,975
Glendale Industrial Development Authority
(Midwestern University) 5.875%, 5/15/2031	500,000	526,835
Arkansas—1.3%
Lake Hamilton School District Number 5
5.50%, 4/1/2029 (Insured; AMBAC)	4,600,000	4,911,144
California—8.1%
State of California, Economic Recovery 5%, 7/1/2017	5,000,000	5,328,400
California Department of Water Resources,
Power Supply Revenue
5.375%, 5/1/2018 (Insured, AMBAC)	5,280,000	5,821,570
California Pollution Control Financing
Authority, PCR 9.94%, 6/1/2014	6,355,000 [b,c]	8,628,882
Golden State Tobacco Securitization Corp., Tobacco
Settlement Asset Backed 7.90%, 6/1/2042	1,500,000	1,583,460
Lincoln, Special Tax (Community Facilities District
Number 2003-1) 6%, 9/1/2034	3,500,000	3,557,750
Los Angeles Unified School District
5.25%, 7/1/2020 (Insured; FSA)	4,000,000	4,351,680
Colorado—4.8%
Broomfield, COP (Open Space Park and Recreation
Facilities) 5.50%, 12/1/2020 (Insured; AMBAC)	1,000,000	1,111,940
Colorado Educational and Cultural Facilities Authority,
LR (Community Colleges of Colorado Project)
5.50%, 12/1/2021 (Insured; AMBAC)	1,100,000	1,221,143
Colorado Housing Finance Authority,
Single Family Program
7.15%, 10/1/2030 (Insured; FHA)	200,000	202,582
E-470 Public Highway Authority, Revenue
5.75%, 9/1/2035 (Insured; MBIA)	5,500,000	6,078,545
Lakewood, MFHR, Mortgage
6.70%, 10/1/2036 (Insured; FHA)	5,000,000	5,164,050

	T h e	F u n d 7

STATEMENT OF INVESTMENTS (Unaudited ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Colorado (continued)
Northwest Parkway Public Highway Authority
Revenue 7.125%, 6/15/2041	3,500,000	3,716,405
Connecticut—2.5%
Connecticut Health and Educational
Facilities Authority, Revenue:
(Saint Francis Hospital and Medical Center)
5.50%, 7/1/2017	4,040,000	4,453,413
(University of Hartford) 5.625%, 7/1/2026	4,345,000	4,646,065
District of Columbia—1.9%
District of Columbia Convention Center Authority,
Dedicated Tax Revenue
5%, 10/1/2021 (Insured; AMBAC)	6,500,000	6,755,320
Florida—.9%
Jacksonville Electric Authority, Revenue
5.50%, 10/1/2030	3,385,000	3,483,131
Georgia—1.9%
Atlanta and Fulton County Recreation Authority, Revenue
(Downtown Arena Public Improvement)
5.375%, 12/1/2026 (Insured; MBIA)	2,180,000	2,314,223
College Park Business and Industrial Development
Authority, Revenue (Civic Center)
5.75%, 9/1/2026 (Insured; AMBAC)	4,250,000	4,695,400
Illinois—1.3%
Illinois Health Facilities Authority, Health Hospital
and Nursing Home Revenue (Residential
Centers Inc.) 8.50%, 8/15/2016	4,660,000	4,665,126
Kansas—1.4%
Kansas Department of Transportation,
Highway Revenue 5%, 3/1/2022	5,000,000	5,272,600
Kentucky—3.8%
City of Mount Sterling, Revenue (Kentucky League of Cities
Funding Trust Lease Program) 6.10%, 3/1/2018	5,500,000	6,562,820
Pendleton County, Multi-County Lease Revenue
(Kentucky Association of Counties
Leasing Trust Program) 6.40%, 3/1/2019	6,000,000	7,326,360
Louisiana—.3%
Parish of Saint James, SWDR (Freeport-McMoRan
Partnership Project) 7.70%, 10/1/2022	1,000,000	1,001,620

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Massachussets—1.3%
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard Pilgrim Health) 5%, 7/1/2014	4,500,000		4,720,635
Michigan—12.4%
Dearborn Economic Development Corp., HR
(Oakwood Obligated Group)
5.875%, 11/15/2025 (Insured; FGIC)	4,950,000		5,246,357
Dickinson County Healthcare Systems, HR
5.80%, 11/1/2024 (Insured; ACA)	1,930,000		2,012,025
Michigan Building Authority, Revenue
9.41%, 10/15/2017	5,000,000	[b,c]	6,220,050
Michigan Hospital Finance Authority, HR
(Genesys Health System):
8.10%, 10/1/2013 (Prerefunded 10/1/2005)	2,000,000	[a]	2,179,100
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	4,910,000	[a]	5,350,918
7.50%, 10/1/2027 (Prerefunded 10/1/2005)	8,000,000	[a]	8,511,520
Michigan Strategic Fund, SWDR (Genesee Power Station
Project) 7.50%, 1/1/2021	6,900,000		5,972,226
Pontiac Tax Increment Finance Authority, Revenue
(Development Area Number 3) 6.25%, 6/1/2022	3,250,000		3,261,537
Romulus Economic Development Corp., EDR
(HIR Limited Partnership Project)
7%, 11/1/2015 (Surety Bond;
ITT Lyndon Property Co. Inc.)	5,000,000		6,311,500
Minnesota—1.4%
Chaska, Electric Revenue 6%, 10/1/2025	2,000,000		2,132,280
Minnesota Housing Finance Agency, SFMR
5.95%, 1/1/2017	935,000		983,498
Northfield, HR 6%, 11/1/2026	2,000,000		2,089,320
Missouri—2.7%
Missouri Development Finance Board, Infrastructure
Facilities Revenue 5.375%, 12/1/2027	2,470,000		2,522,586
Missouri Health and Educational Facilities Authority,
Health Facilities Revenue (Saint Anthony’s Medical
Center) 6.125%, 12/1/2019	4,000,000		4,316,480
Missouri Housing Development Commission, SFMR
6.30%, 9/1/2025 (Guaranteed; GNMA, FNMA)	295,000		310,066
Saint Louis Industrial Development Authority, Revenue
(Saint Louis Convention Center) 7.20%, 12/15/2028	2,885,000		2,499,564

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey—2.2%
Hudson County, COP (Correctional Facility)
5%, 12/1/2021 (Insured; MBIA)	6,000,000	6,398,100
New Jersey Economic Development Authority, Special
Facility Revenue (Continental Airlines Inc. Project)
7%, 11/15/2030	2,000,000	1,566,640
New Mexico—1.4%
Jicarilla Apache Nation, Revenue 5.50%, 9/1/2023	5,000,000	5,273,350
New York—7.0%
New York City 5.50%, 3/15/2015	3,500,000	3,830,400
New York State Dormitory Authority, Revenue:
(Rochester Institute of Technology)
5.25%, 7/1/2024 (Insured; AMBAC)	3,345,000	3,548,543
(State University Educational Facilities)
7.50%, 5/15/2013	2,500,000	3,218,600
Tobacco Settlement Financing Corp., Asset Backed
5.25%, 6/1/2021 (Insured; AMBAC)	3,000,000	3,215,970
Triborough Bridge and Tunnel Authority,
Highway Toll Revenues
5.50%, 1/1/2017 (Insured; MBIA)	10,000,000	11,601,000
North Carolina—2.6%
North Carolina Eastern Municipal Power Agency, Power
System Revenue 6.75%, 1/1/2026 (Insured; ACA)	5,000,000	5,535,900
North Carolina Medical Care Commission, Revenue
(North Carolina Housing Foundation Inc.):
6.45%, 8/15/2020 (Insured; ACA)	1,000,000	1,098,550
6.625%, 8/15/2030 (Insured; ACA)	2,565,000	2,774,124
Ohio—8.8%
Cincinnati, Water System Revenue:
5%, 12/1/2020	2,420,000	2,563,966
5%, 12/1/2021	3,825,000	3,985,879
Cleveland-Cuyahoga County Port Authority, Revenue
7.35%, 12/1/2031	3,000,000	3,175,830
Cuyahoga County, HR (Metrohealth Systems Project):
6.15%, 2/15/2029	3,115,000	3,243,058
(Canton Inc. Project) 7.50%, 1/1/2030	7,000,000	7,738,990
Hamilton County, Sales Tax
Zero Coupon, 12/1/2025 (Insured; AMBAC)	14,865,000	5,104,344
Mahoning County Hospital Facilities, Revenue
(Forum Health Obligated Group) 6%, 11/15/2032	2,500,000	2,630,600

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Ohio (continued)
Ohio Housing Finance Agency, Residential Mortgage
Revenue (Mortgage Backed Securities Program)
6.25%, 9/1/2020 (Guaranteed; GNMA)	275,000	275,000
Ohio Water Development Authority, Pollution
Control Facilities, Revenue (Cleveland Electric)
6.10%, 8/1/2020 (Insured; ACA)	3,000,000	3,151,200
Oklahoma—2.0%
McGee Creek Authority, Water Revenue
6%, 1/1/2013 (Insured; MBIA)	6,025,000	7,102,872
Oregon—1.1%
Portland, Sewer System Revenue
5.75%, 8/1/2019 (Insured; FGIC)	3,500,000	3,958,360
Pennsylvania—5.3%
Allegheny County Sanitation Authority, Sewer Revenue
5.375%, 12/1/2024 (Insured; MBIA)	13,700,000	14,646,944
Butler County Industrial Development Authority, Health
Care Facilities Revenue (Saint John’s Care Center)
5.85%, 4/20/2036 (Guaranteed; GNMA)	4,210,000	4,431,067
Rhode Island—.1%
Rhode Island Housing and Mortgage Finance Corp.
(Homeownership E-1) 7.55%, 10/1/2022	355,000	355,412
South Carolina—3.6%
Greenville County School District, Installment Purchase
Revenue (Building Equity Sooner for Tomorrow)
5.50%, 12/1/2028	8,000,000	8,332,080
Greenville Hospital System, Hospital Facilities Revenue
5.50%, 5/1/2026 (Insured; AMBAC)	4,385,000	4,702,255
Texas—4.4%
Austin Convention Enterprises Inc., Convention Center:
6.70%, 1/1/2028	5,000,000	5,231,400
Trust Certificates 5.75%, 1/1/2032	3,605,000	3,575,223
Texas Turnpike Authority, Central Texas Turnpike
System Revenue 5.75%, 8/15/2038 (Insured; AMBAC)	3,500,000	3,860,605
Wichita Falls, Water and Sewer Revenue
5.375%, 8/1/2024 (Insured; AMBAC)	3,000,000	3,203,280
Utah—.8%
Carbon County, SWDR (Sunnyside Cogeneration
Associates Project) 7.10%, 8/15/2023	3,083,000	2,997,632

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited ) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Washington—4.2%
Tobacco Settlement Authority, Tobacco Settlement
Revenue 6.625%, 6/1/2032	2,000,000		1,832,340
Washington Public Power Supply System, Revenue (Nuclear
Project Number 3) 7.125%, 7/1/2016 (Insured; MBIA)	10,425,000		13,529,044
West Virginia—.8%
State of West Virginia, Road
5.75%, 6/1/2025 (Insured; MBIA)	2,500,000		2,777,325
Wisconsin—2.1%
Badger Tobacco Asset Securitization Corp.,
Asset Backed 7%, 6/1/2028	5,400,000		5,389,902
Wisconsin Health and Educational Facilities Authority,
Revenue (Aurora Health Care) 6.40%, 4/15/2033	2,000,000		2,102,080
Wyoming—.7%
Wyoming Student Loan Corp., Student Loan Revenue
6.25%, 6/1/2029	2,500,000		2,668,900
Total Long-Term Municipal Investments
(cost $328,688,655)			351,524,334

Short-Term Municipal Investments—2.0%

Connecticut—.4%
Connecticut Health and Educational Facilities Authority,
Revenue, VRDN (Quinnapac University)
1.34% (SBPA; Morgan Guaranty Trust)	1,500,000	[d]	1,500,000
Florida—.6%
Collier County Health Facilities Authority, HR, VRDN
(Cleveland Clinic) 1.35% (LOC; JPMorgan Chase Bank)	2,000,000	[d]	2,000,000
Pennsylvania—.3%
Philadelphia Hospital and Higher Education Facilities Authority,
HR, VRDN (Children’s Hospital of Philadelphia) 1.35%	1,000,000	[d]	1,000,000
Tennessee—.7%
Clarksville Public Building Authority, Revenue,
VRDN (Tennessee Municipal Bond Fund)
1.35% (LOC; Bank of America)	2,700,000	[d]	2,700,000
Total Short-Term Municipal Investments
(cost $7,200,000)			7,200,000

Total Investments (cost $335,888,655)	98.8%		358,724,334
Cash and Receivables (Net)	1.2%		4,536,399
Net Assets	100.0%		363,260,733

12

Summary of Abbreviations

ACA	American Capital Access	HR	Hospital Revenue
AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	LR	Lease Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors
EDR	Economic Development Revenue		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	MFHR	Multi-Family Housing Revenue
FHA	Federal Housing Administration	PCR	Pollution Control Revenue
FNMA	Federal National Mortgage	SBPA	Standby Bond Purchase
	Association		Agreement
FSA	Financial Security Assurance	SFMR	Single Family Mortgage Revenue
GNMA	Government National Mortgage	SWDR	Solid Waste Disposal Revenue
	Association	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		Aaa		AAA	51.3
AA		Aa		AA	16.3
A		A		A	12.3
BBB		Baa		BBB	8.3
BB		Ba		BB	1.7
B		B		B	.4
F1		MIG1/P1		SP1/A1	2.0
Not Rated [e]		Not Rated [e]		Not Rated [e]	7.7
					100.0

[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Inverse floater security—the interest rate is subject to change periodically.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31,2004, these securities amounted to $14,848,932 or 4.1% of net assets.
[d]	Securities payable on demand.Variable interest rate—subject to periodic change.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

T h e F u n d 13

STATEMENT OF ASSETS AND LIABILITIES

August 31 , 2004 (Unaudited )

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	335,888,655	358,724,334
Interest receivable		5,196,065
Prepaid expenses		8,653
		363,929,052

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		230,262
Cash overdraft due to Custodian		219,753
Payable for shares of Common Stock redeemed		121,260
Accrued expenses		97,044
		668,319

Net Assets ($)		363,260,733

Composition of Net Assets ($):
Paid-in capital		376,205,728
Accumulated undistributed investment income—net		3,153
Accumulated net realized gain (loss) on investments		(35,783,827)
Accumulated net unrealized appreciation
(depreciation) on investments		22,835,679

Net Assets ($)		363,260,733

Shares Outstanding
(150 million shares of $.001 par value Common Stock authorized)		27,104,547
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.40

See notes to financial statements.
14

S TAT E M E N T	O F	O P E R AT I O N S
Six Months Ended	August	31 , 2004 (Unaudited )

Investment Income ($):
Interest Income			10,031,758
Expenses:
Management fee—Note 3(a)			1,014,469
Distribution fees and prospectus—Note 3(b)			370,792
Shareholder servicing costs—Note 3(b)			132,190
Professional fees			26,614
Registration fees			22,091
Custodian fees			20,289
Directors’ fees and expenses—Note 3(c)			6,274
Shareholders’ reports			1,529
Loan commitment fees—Note 2			616
Miscellaneous			15,887
Total Expenses			1,610,751
Less—expense reduction in custody fees
due to earnings credits—Note 1(b)			(3,653)
Net Expenses			1,607,098
Investment Income—Net			8,424,660

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments			(86,100)
Net realized gain (loss) on options transactions			(115,510)
Net Realized Gain (Loss)			(201,610)
Net unrealized appreciation (depreciation) on investments			(8,026,065)
Net Realized and Unrealized Gain (Loss) on Investments			(8,227,675)
Net Increase in Net Assets Resulting from Operations			196,985

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2004	Year Ended
	(Unaudited)	February 29, 2004

Operations ($):
Investment income—net	8,424,660	18,261,364
Net realized gain (loss) on investments	(201,610)	(4,199,716)
Net unrealized appreciation
(depreciation) on investments	(8,026,065)	8,351,830
Net Increase (Decrease) in Net Assets
Resulting from Operations	196,985	22,413,478

Dividends to Shareholders from ($):
Investment income—net	(8,517,511)	(18,124,891)
Net realized gain on investments	—	(150,408)
Total Dividends	(8,517,511)	(18,275,299)

Capital Stock Transactions ($):
Net proceeds from shares sold	8,934,108	46,569,905
Dividends reinvested	5,657,420	12,599,157
Cost of shares redeemed	(31,655,297)	(81,193,111)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(17,063,769)	(22,024,049)
Total Increase (Decrease) in Net Assets	(25,384,295)	(17,885,870)

Net Assets ($):
Beginning of Period	388,645,028	406,530,898
End of Period	363,260,733	388,645,028
Undistributed investment income—net	3,153	94,699

Capital Share Transactions (Shares):
Shares sold	674,279	3,475,373
Shares issued for dividends reinvested	427,976	938,296
Shares redeemed	(2,390,428)	(6,054,769)
Net Increase (Decrease) in Shares Outstanding	(1,288,173)	(1,641,100)

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

[a]	As required, effective March 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended February 28, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 5.23% to 5.30%. Per share data and ratios/supplemental data for periods prior to March 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.
The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited )

NOTE 1—Significant Accounting Policies:

General Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal personal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to

18

values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited ) (continued)

The fund has an unused capital loss carryover of $35,466,604 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 29, 2004. If not applied, $11,286,399 of the carryover expires in fiscal 2008, $7,626,423 expires in fiscal 2009, $12,328,226 expires in fiscal 2011 and $4,225,556 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended February 29, 2004 was as follows: tax exempt income $18,124,891 and ordinary income $150,408.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended August 31, 2004, there was no expense reimbursement pursuant to the Agreement.

20

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund’s shares, servicing shareholder accounts and for advertising and marketing relating to the fund.The Plan provides for payments to be made at an annual aggregate rate of .20 of 1% of the value of the fund’s average daily net assets.The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended August 31, 2004, the fund was charged $370,792 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2004, the fund was charged $82,445 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $168,859 and Rule 12b-1 service plan fees $61,403.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2004, redemption fees charged and retained by the fund amounted to $1,753.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited ) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended August 31, 2004, amounted to $26,714,245 and $39,814,425, respectively.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

At August 31, 2004, accumulated net unrealized appreciation on investments was $22,835,679, consisting of $24,629,077 gross unrealized appreciation and $1,793,398 gross unrealized depreciation.

At August 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and

22

litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

On October 6, 2004, the fund’s shareholders approved an Agreement and Plan of Reorganization under which all of the fund’s assets will be transferred in a tax-free reorganization to Dreyfus Premier Municipal Bond Fund.The reorganization is expected to take place on or about October 13, 2004.

The Fund 23

For More	Information

General Municipal	Transfer Agent &
Bond Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0106SA0804

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not Applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.

Exhibits.
(a)(1)	not applicable
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)

under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL MUNICIPAL BOND FUND, INC.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	November 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	November 3, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	November 3, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)